Current and deferred taxes on income	12 Months Ended
Dec. 31, 2017
Current and deferred taxes on income.
Current and deferred taxes on income

20Current and deferred taxes on income

Accounting policy

The taxes on income benefit or expense for the period comprises current and deferred taxes.  Taxes on profit are recognized in the income statement, except to the extent that they relate to items recognized in comprehensive income or directly in shareholders’ equity.  In such cases, the taxes are also recognized in comprehensive income or directly in shareholders’ equity respectively.

The current and deferred taxes on income is calculated on the basis of the tax laws enacted or substantively enacted up to balance sheet date in the countries where the entities operate and generate taxable income. Management periodically evaluates positions taken by the Company in the taxes on income returns with respect to situations in which the applicable tax regulations are subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

The current taxes on income is presented net, separated by taxpaying entity, in liabilities when there are amounts payable, or in assets when the amounts prepaid exceed the total amount due on the reporting date.

Deferred tax assets are recognized only to the extent it is probable that future taxable profits will be available against which the temporary differences and/or tax losses can be utilized.

Deferred tax assets and liabilities are offset when there is a legally enforceable right and an intention to offset them in the calculation of current taxes, generally when they are related to the same legal entity and the same tax authority. Accordingly, deferred tax assets and liabilities in different entities or in different countries are generally presented separately, and not on a net basis.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amounts and tax bases of investments in foreign operations where the Company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not be reversed in the near future.

Deferred taxes on income is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred taxes on income is also not accounted for if it arises from the initial recognition of an asset or liability in a transaction other than a business combination that, at the time of the transaction, affects neither the accounting nor the taxable profit or loss. Deferred taxes on income is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred taxes on income asset is realized or the deferred taxes on income liability is settled.

Critical accounting estimates and judgments

The Company is subject to taxes on income in all countries in which it operates.  Significant judgment is required in determining the worldwide provision for taxes on income.  There are many transactions and calculations for which the ultimate tax determination is uncertain.  The Company also recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred tax assets and liabilities in the period in which such determination is made.

(a)Reconciliation of taxes on income expenses

	2017	2016	2015
Profit before taxation	271,459	208,892	(178,257)
Standard rate (i)	27.08%	29.22%	29.22%

Taxes on income at standard rates	(73,511)	(61,038)	52,087
Share in the results of investees	16	(46)	(75)
Difference in tax rate for subsidiaries outside Luxembourg	(19,912)	(11,425)	4,138
Re-measurement of deferred tax - change in Peru tax rate (ii)	—	(41,588)	—
Taxes on dividend received from foreign sudisdiary	(8,299)	—	—
Taxes of prior years (iii)	(5,381)	1,127	—
Difference arising on carrying non-current assets using a different base	12,144	2,458	(18,310)
Other permanent (additions) exclusions, net	(11,251)	12,129	939

Taxes on income	(106,194)	(98,383)	38,779

Current	(125,691)	(75,282)	(62,758)
Deferred	19,497	(23,101)	101,537

Taxes on income on the income statement	(106,194)	(98,383)	38,779

(i)

The combined applicable income tax rate (including an unemployment fund contribution) was 29.22% for the fiscal year ending 2016. On December 14, 2016, the Luxembourg government approved bill of law 7020, in the 2017 tax reform bill. Among other changes included in the 2017 tax reform bill, the main change announced was the decrease of the income tax rate to 27.08% in 2017 and to 26.01% from 2018 onwards.

(ii)

The Peruvian companies pay their taxes based on the general regime of taxation, which provides for a progressive decrease in the tax rate after the year 2015. Until 2014 the rate was 30%, while for 2015 and 2016 the rate was 28%, for 2017 and 2018 the rate was expected to be 27% and from 2019 onwards the rate was expected to be 26%. However, in December 2016, the tax rate changed to 29.5% applicable from January 1, 2017. The change impacted the deferred tax mainly over the purchase price allocation of NEXA PERU.

(iii)	Income taxes paid or recovered in Austria by our subsidiary Votorantim GmbH which are related to prior years.

(b)Analysis of deferred tax balances

	2017	2016
Tax credits on non-operating losses	104,100	102,555
Tax credits on temporary diferences
Exchange variation losses	79,430	84,536
Environmental liabilities	28,504	27,206
Asset retirement obligation	23,990	22,085
Tax, civil and labor provisions	15,666	16,904
Other provisions	12,481	13,792
Provision for profit sharing	6,521	6,322
Provision for inventory losses	4,395	5,202
Use of public assets	4,093	4,305
Provision for impairment of trade receivables	1,110	743
Other	5,028	1,863

Tax debits on temporary diferences
Adjustment to present value	(1,253)	(1,269)
Capitalized interest	(10,624)	(7,184)
Accelerated depreciation and adjustment of useful lives	(28,371)	(20,748)
Depreciation and amortization of fair value adjustment to PP&E and intangible assets	(344,531)	(363,604)
Other	(957)	(12)

	(100,418)	(107,304)

Net deferred tax assets related to the same legal entity	224,513	221,304
Net deferred tax liabilities related to the same legal entity	(324,931)	(328,608)

	(100,418)	(107,304)

As of 31 December 2017, the Company has certain unutilised tax losses resulting from its holding activities in Luxembourg. Given uncertainty in the future profitability, no deferred tax assets have been recognised in respect of these losses.

(c)Effects of deferred tax and taxes on profit or loss for the year and other comprehensive income

	2017	2016
Balance at beginning of year	(107,304)	(119,351)
Effect on income for the period	19,497	(23,101)
Effect on comprehensive income	(4,119)	8,825
Exchange variation	(8,492)	26,323

Balance at end of year	(100,418)	(107,304)

(d)Tax effects relating to components of other comprehensive income (loss)

	2017			2016
	Before tax	(Charge) credit	After tax	Before tax	(Charge) credit	After tax
Operating cash flow hedge accounting	16,675	(4,119)	12,556	(25,081)	8,825	(16,256)